Oppenheimer Cash Reserves
Supplement dated December 31, 2008 to the

Prospectus dated November 28, 2008

This supplement amends the Prospectus of Oppenheimer Cash Reserves (the “Fund”) dated November 28, 2008 and is in addition to the supplement dated December 10, 2008.

1.     In the section titled “Fees and Expenses of the Fund” on page 6, the following is added to the end of the first paragraph under the “Annual Trust Operating Expenses”:

The Manager has voluntarily undertaken to waive fees to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. That undertaking may be amended or withdrawn at any time.

2.     In the section titled “How the Fund is Managed – Advisory Fees,” on page 12, the following is added to the end of the second paragraph:

The Manager has voluntarily undertaken to waive fees to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. That undertaking may be amended or withdrawn at any time.

3.     Effective as of January 1, 2009, the Board of Trustees of Oppenheimer Cash Reserves has set the rate for the Service (12b-1) Fees for Class A shares and Class N shares at the rate of zero.

December 31, 2008                                                                                                    PS0760.031